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                                                                   Exhibit 10.2


                      LIST OF SUBSCRIBERS FOR COMMON STOCK

     On March 8, 2001, the following entities subscribed to purchase the number of shares indicated pursuant to forms of subscription agreement attached to this Form 8-K as Exhibit 10.1:


                                                 Shares of             Aggregate
Purchaser                                       Common Stock        Purchase Price
---------                                       ------------        --------------
Marathon Resource Partners I Fund LP              110,000                $880,000

Hare Investment Fund LP                            50,000                 400,000

Camel Investment Fund                              40,000                 320,000

Black Bear Fund I, L.P.                           372,710               2,981,680

Black Bear Fund II, LLC                            34,471                 275,768

Black Bear Offshore Fund                          497,256               3,978,048

Black Bear Pacific Master Fund Unit Trust          95,563                 764,504

Jackson Square Partners L.P.                      200,000               1,600,000

Payden Funds Small Cap Leaders Fund                30,000                 240,000

Payden Funds U.S. Growth Leaders Fund              20,000                 160,000
                                                =========            ============
         Total:                                 1,450,000             $11,600,000
                                                =========            ============